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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 2, 1999


                         COMMISSION FILE NUMBER: 0-21696

                           ARIAD PHARMACEUTICALS, INC.
             (Exact name of Registrant as specified in its charter)


                DELAWARE                              22-3106987
    (State or other jurisdiction of     (I.R.S. Employer Identification No.)
     incorporation or organization)


              26 LANDSDOWNE STREET, CAMBRIDGE, MASSACHUSETTS 02139
               (Address of principal executive offices)(Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (617) 494-0400

               Former Name, Former Address and Former Fiscal Year,
                  If Changed Since Last Report: Not Applicable









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ITEM 5.    OTHER EVENTS

           On December 2, 1999, ARIAD Pharmaceuticals, Inc. (the "Company") announced that the exercise deadline for its Common Stock Purchase Warrants (the "Warrants") had been extended from 5:00 p.m. New York City time on December 30, 1999 to 5:00 p.m. New York City time on December 30, 2000. The extension was effected by an amendment to the Warrant Agreement between the Company and the State Street Bank and Trust Company of Boston, Massachusetts, who acts as Warrant Agent for the Warrants. All other terms of the Warrants remain unchanged. The Warrants are exercisable at $8.40 per share and are traded on the Nasdaq Market under the symbol: ARIAW.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           (a)   Financial statements of businesses acquired. Not applicable.

           (b)   Pro forma financial information. Not applicable.

           (c)   Exhibits

           Exhibit
           No.
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           4.1  Amendment to Warrant Agreement, dated as of December 1, 1999

           99.1 Press Release dated December 2, 1999.


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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  ARIAD Pharmaceuticals, Inc.


Date:    December 8, 1999                    By:  /s/ Jay R. Lamarche
                                                  -------------------
                                                  Jay R. LaMarche
                                                  Executive Vice President and
                                                  Chief Financial Officer